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                                                                   EXHIBIT 4.2

                               CAPITAL ONE BANK


                      ISSUING AND PAYING AGENCY AGREEMENT


          THIS AGREEMENT, dated as of April 30, 1996, between Capital One Bank, a banking association chartered under the laws of the Commonwealth of Virginia (the "Bank") and Chemical Bank, as issuing and paying agent (the "Issuing and Paying Agent", which term shall also refer to any duly appointed successor thereto).

                                  WITNESSETH:

          Section 1. Appointment of Issuing and Paying Agent. The Bank proposes to issue from time to time its Deposit Notes (each, a "Deposit Note" and collectively, the "Deposit Notes") in such amounts as may be duly authorized by the Bank pursuant to the Distribution Agreement, dated April 30, 1996 (the "Distribution Agreement"), among the Bank and the agents named therein (the "Agents").

     Each Deposit Note will be issued in book-entry form and will be represented by a global certificate (each, a "Global Deposit Note" and collectively, the "Global Deposit Notes") registered in the name of The Depository Trust Company, as depository ("DTC," which term includes any successor thereof), or a nominee thereof (which successor shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law) (each beneficial interest in a Global Deposit Note, a "Book-Entry Deposit Note" and collectively, the "Book-Entry Deposit Notes").

     The Bank hereby appoints the Issuing and Paying Agent to act, on the terms and conditions specified herein, as issuing and paying agent for the Global Deposit Notes and as registrar, transfer agent and authenticating agent for the Global Deposit Notes and to perform such other responsibilities as are described herein and the Issuing and Paying Agent hereby accepts such appointments. The principal amount of the Global Deposit Notes which may be issued pursuant to this Agreement is unlimited.

     The Issuing and Paying Agent shall exercise due care in the performance of its obligations hereunder and shall perform such obligations in a manner consistent with industry standards.
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          Section 2.  Global Deposit Note Forms; Terms; Execution.

          (i) The Global Deposit Notes shall be substantially (A) in the form set forth in Exhibit A-1 hereto if such Global Deposit Note bears interest at a fixed rate of interest (each such Global Deposit Note, a "Fixed Rate Global Deposit Note" and collectively, the "Fixed Rate Global Deposit Notes"), (B) in the form of Exhibit A-2 hereto if such Global Deposit Note bears interest at a floating rate of interest determined by reference to an interest rate basis specified therein (each such Global Deposit Note, a "Floating Rate Global Deposit Note" and collectively, the "Floating Rate Global Deposit Notes"), or (C) in such other form as the Bank may from time to time designate.

         (ii) Each issued Deposit Note shall have a maturity from 30 days to 30 years from its original date of issuance. The Deposit Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

          The interest rate borne by any particular Global Deposit Note may vary from the interest rates borne by any other Global Deposit Notes. Any such variation shall not affect the interest rate borne by any other Global Deposit Notes previously issued hereunder.

        (iii) The Bank will from time to time deliver or cause to be delivered to the Issuing and Paying Agent a supply of blank Global Deposit Notes in such quantities as the Bank shall determine, bearing consecutive control numbers. Each Global Deposit Note will have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3 hereof) of the Bank. The Issuing and Paying Agent will acknowledge receipt of the Global Deposit Notes delivered to it and will hold such blank Global Deposit Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Global Deposit Notes in accordance with the provisions hereof.

          Section 3. Authorized Representatives. From time to time, the Bank will furnish the Issuing and Paying Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Global Deposit Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (the "Authorized Representatives"). Until the Issuing and Paying Agent receives a subsequent certificate, the Issuing and Paying Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identities of Authorized






















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Representatives of the Bank.  Any Global Deposit Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Issuing and Paying Agent, notwithstanding that such persons shall have ceased to hold office on the date such Global Deposit Note is so completed, authenticated and delivered by the Issuing and Paying Agent.

          Section 4. Issuance Instructions; Completion, Authentication and Delivery of Global Deposit Notes.

          (i) All instructions regarding the completion, authentication and delivery of Global Deposit Notes shall be given by an Authorized
Representative of the Bank by telephone (confirmed in writing as soon as practicable), by facsimile transmission or by other acceptable written means by such Authorized Representative.

         (ii) Upon receipt of the instructions described above, the Issuing and Paying Agent shall cause to be withdrawn the necessary and applicable Global Deposit Notes from safekeeping and, in accordance with such instructions, shall:

          (a)  complete each Global Deposit Note;

          (b) record each Global Deposit Note in the Deposit Note Register (as defined in Section 10 hereof);

          (c) cause each Global Deposit Note to be manually authenticated by any one of the authorized signatories of the Issuing and Paying Agent duly authorized and designated by it for such purpose; and

          (d) hold each Global Deposit Note in safekeeping on behalf of the registered holder thereof;

provided that instructions regarding the completion and authentication of a Global Deposit Note, whether delivered by facsimile transmission or by other written means, are received by the Issuing and Paying Agent by 11:00 A.M., New York City time, on the Business Day immediately preceding the date of settlement relating to such Global Deposit Note (or 9:00 A.M., New York City time, on the date of settlement relating to such Deposit Note if the trade date and the date of settlement relating to such Deposit Note are the same day). As used in this Agreement, the term "Business Day" shall mean any day that is not a Saturday or Sunday and that is not a day on which banking institutions in The City of New York or in the city in which the Bank is




















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headquartered are authorized or required by law, regulation or executive order to close, and with respect to LIBOR Notes (as defined in the applicable Floating Rate Global Deposit Note) only, any day that is also a London
Business Day. As used in this Agreement, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

          Section 5. Reliance on Instructions; Request for Instructions. The Issuing and Paying Agent shall incur no liability to the Bank in acting hereunder upon instructions contemplated hereby which the Issuing and Paying Agent reasonably believed in good faith to have been given by an Authorized Representative of the Bank. In the event a discrepancy exists between the instructions as originally received by the Issuing and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling; provided that the Issuing and Paying Agent gives notice to the Bank of such discrepancy promptly upon the receipt of such written confirmation.

     Any application by the Issuing and Paying Agent for written instructions from the Bank may, at the option of the Issuing and Paying Agent, set forth in writing any action proposed to be taken or omitted by the Issuing and Paying Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Issuing and Paying Agent shall not be liable for any action taken by, or omission of, the Issuing and Paying Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the Bank has confirmed its receipt to the Issuing and Paying Agent of such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Issuing and Paying Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          Section 6. The Bank's Representations and Warranties. Each instruction given to the Issuing and Paying Agent in accordance with Section 4 hereof shall constitute a representation and warranty to the Issuing and Paying Agent by the Bank that the issuance and delivery of the Global Deposit Notes have been duly and validly authorized by the Bank and that the Global Deposit Notes, when completed and authenticated pursuant hereto, will constitute the valid and legally binding obligations of the Bank. The Bank further warrants that it is free to enter into this Agreement and to perform the terms hereof.























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          Section 7.  Payments of Interest; Interest Payment Dates; Record
Dates. Interest payments on Global Deposit Notes with maturities of greater than one year will be made: (i) in the case of the Fixed Rate Global Deposit Notes, semi-annually on May 15 and November 15 of each year (unless otherwise specified in any applicable Fixed Rate Global Deposit Notes) and (ii) in the case of Floating Rate Global Deposit Notes, on such dates as are specified therein (collectively, the "Interest Payment Dates") and, in each case, at maturity or upon earlier redemption or repayment. All such interest payments (other than interest due at maturity or upon earlier redemption or repayment) will be made to the Holders (as defined in Section 10 hereof) in whose names Fixed Rate Global Deposit Notes are registered at the close of business on May 1 or November 1 (unless otherwise specified in any applicable Fixed Rate Global Deposit Notes) (whether or not a Business Day) next preceding such Interest Payment Dates and in whose names Floating Rate Global Deposit Notes are registered at the close of business on the fifteenth calendar day (whether or not a Business Day) prior to each such Interest Payment Date (each such May 1, November 1 and fifteenth calendar day, a "Record Date"). Notwithstanding the foregoing, if the Original Issue Date of any Global Deposit Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on any such Global Deposit Note will be made on the second Interest Payment Date succeeding the Original Issue Date (as defined in the Global Deposit Notes). Interest payments will be calculated and made in the manner provided in the applicable Global Deposit Note.

          If the Bank does not deposit adequate funds pursuant to Section 9 hereof with respect to the interest due on a Global Deposit Note on an Interest Payment Date, such interest will cease to be due to the Holder of such Global Deposit Note as of the close of business on the Record Date relating to such Interest Payment Date and will be paid to the Holder of such Global Deposit Note as of the close of business on a special record date to be fixed by the Issuing and Paying Agent when funds for the payment of such interest have been deposited pursuant to Section 9 hereof. Notice of such special record date shall be given by the Issuing and Paying Agent, at the Bank's expense, to the registered Holder of such Global Deposit Note not less than 10 calendar days prior to such special record date.

          Interest payments on Global Deposit Notes with maturities of one year or less will be made only upon maturity upon presentation and surrender of the applicable Note. Interest payments on Global Deposit Notes with maturities of one year or less will be calculated in the manner provided in the applicable Deposit Note.
























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          Section 8.  Payment of Principal.  The Issuing and Paying Agent will pay the Holder of each Global Deposit Note the principal amount of each such Global Deposit Note, together with accrued interest and premium, if any, at maturity (or upon earlier redemption or repayment, if applicable).

          Section 9. Deposit of Funds. The total amount of any principal of, premium, if any, and interest due on Global Deposit Notes on any Interest Payment Date or any maturity date or date of redemption or repayment shall be paid by the Bank to the Issuing and Paying Agent no later than 1:00 P.M., New York City time, in funds available for use by the Issuing and Paying Agent on such date. The Bank will make such payment on such Global Deposit Notes via Fedwire to an account specified by the Issuing and Paying Agent. Upon receipt of funds from the Bank with respect to any Global Deposit Note, on such date or as soon as possible thereafter, the Issuing and Paying Agent will pay by separate wire transfer (using message entry instructions in a form previously specified by DTC) to an account previously specified by DTC, in funds available for immediate use by DTC, each payment of principal of, premium, if any, and interest due on a Global Deposit Note on such date.

     The Issuing and Paying Agent shall hold such amounts paid to it by the Bank in trust for the Holders but shall, pending payment by it to the account specified above, not be under any liability for interest on monies at any time received by it pursuant to any of the terms of this Agreement or of the Global Deposit Notes, nor shall the Issuing and Paying Agent be required to invest such monies.

          Section 10. Deposit Note Register; Registration, Transfer, Exchange; Persons Deemed Owners.

          (i) The Issuing and Paying Agent shall maintain at its offices the Deposit Note Register. The Issuing and Paying Agent is hereby appointed as Registrar for the purpose of registering Global Deposit Notes and transfers of Global Deposit Notes as herein provided. The term "Deposit Note Register" shall mean the definitive record in which shall be recorded the names, addresses and taxpayer identifying numbers of the holders of the Global Deposit Notes (the "Holders"), the serial and CUSIP numbers of each such Global Deposit Note and the Original Issue Date thereof and details with respect to the transfer and exchange of each Global Deposit Note.

         (ii) Upon surrender for registration of transfer of any Global Deposit Note at the offices of the Issuing and Paying Agent, the Bank shall execute, and the Issuing and Paying Agent shall complete, authenticate and deliver, in the name of the





















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designated transferee or transferees, one or more new Global Deposit Notes of any authorized denominations and having identical terms and provisions and for an equal aggregate principal amount.

        (iii) At the option of the Holder of a Global Deposit Note, such Global Deposit Note may be exchanged for other Global Deposit Notes of any authorized denominations of an equal aggregate principal amount and having identical terms and provisions, upon surrender of the Global Deposit Notes to be exchanged at the offices of the Issuing and Paying Agent. Whenever any Global Deposit Notes are so surrendered for exchange, the Bank shall execute, and the Issuing and Paying Agent shall complete, authenticate and deliver, the Global Deposit Notes which the Holder of the Global Deposit Note making the exchange is entitled to receive. Except as provided below, owners of beneficial interests in a Global Deposit Note representing Book-Entry Deposit Notes will not be entitled to have such Book-Entry Deposit Notes registered in their names, will not receive or be entitled to receive physical delivery of Deposit Notes in certificated form and will not be considered the owners or holders thereof under this Agreement. However, if DTC notifies the Bank that it is unwilling or unable to continue as depositary or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or the Bank in its sole discretion determines not to have Book-Entry Deposit Notes represented by one or more Global Deposit Notes, then Global Deposit Notes representing Book-Entry Deposit Notes may be exchanged in whole for definitive Deposit Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, upon surrender of the Global Deposit Notes to be exchanged at the offices of the Issuing and Paying Agent.

         (iv) Notwithstanding the foregoing, the Issuing and Paying Agent shall not register the transfer of or exchange (i) any Global Deposit Note that has been called for redemption in whole or in part, except the unredeemed portion of Global Deposit Notes being redeemed in part, (ii) any Global Deposit Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Global Deposit Note in violation of the legend contained on the face of such Global Deposit Note.

          (v) All Global Deposit Notes issued upon any registration of transfer or exchange of Global Deposit Notes shall be the valid obligations of the Bank, evidencing the same
























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debt, and entitled to the same benefits as the Global Deposit Notes surrendered upon such registration of transfer or exchange.

         (vi) Every Global Deposit Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer with such evidence of due authorization and guaranty of signature as may reasonably be required by the Issuing and Paying Agent, in form satisfactory to the Issuing and Paying Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

        (vii) No service charge shall be made to a holder of Global Deposit Notes for any transfer or exchange of Global Deposit Notes, but the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

       (viii) The Bank and the Issuing and Paying Agent, and any agent of the Bank or the Issuing and Paying Agent may treat the Holder in whose name a Global Deposit Note is registered as the owner of such Global Deposit Note for all purposes, whether or not such Global Deposit Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

          Section 11. Mutilated, Destroyed, Lost, or Stolen Global Deposit Notes. In case any Global Deposit Note shall at any time become mutilated, destroyed, lost or stolen, and such Global Deposit Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent (together with indemnity hereinafter referred to and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent) shall be delivered to the Issuing and Paying Agent, the Bank shall execute a new Global Deposit Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Global Deposit Note or in lieu of the Global Deposit Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Global Deposit Note, only upon receipt of evidence satisfactory to the Issuing and Paying Agent and the Bank that such Global Deposit Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to each of them. The Issuing and Paying Agent shall authenticate any such substituted Global Deposit Note and deliver the same upon the written request or authorization of any Authorized Representative of the Bank. Upon the issuance of any substituted Global Deposit Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation, authentication and delivery of a new Global Deposit Note. If any





















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Global Deposit Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Global Deposit Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Global Deposit Note) upon compliance by the Holder with the provisions of this Section.

          Section 12. Cancellation. All Global Deposit Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any person other than the Issuing and Paying Agent, be delivered to the Issuing and Paying Agent and shall be promptly cancelled by it. The Bank may at any time deliver to the Issuing and Paying Agent for cancellation any Global Deposit Notes previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and all Global Deposit Notes so delivered shall be promptly cancelled by the Issuing and Paying Agent. No Global Deposit Note shall be authenticated in lieu of or in exchange for any Global Deposit Note cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Global Deposit Notes held by the Issuing and Paying Agent shall be returned to the Bank.

          Upon the written request of the Bank, the Issuing and Paying Agent shall promptly cancel and return to the Bank all unissued Global Deposit Notes in its possession.

          Section 13.  Redemption of Global Deposit Notes.

          (i) If any Global Deposit Notes are to be redeemed prior to maturity, the Bank shall notify the Issuing and Paying Agent not more than 60 nor less than 45 days prior to the date fixed by the Bank for such redemption (the "Redemption Date") of the Bank's election to redeem such Global Deposit Notes in whole or in part in increments of $1,000 (provided that any remaining principal amount of such Global Deposit Notes shall be at least $100,000).

         (ii) Whenever less than all the Global Deposit Notes at any time outstanding are to be redeemed, the terms of the Global Deposit Notes to be so redeemed shall be selected by the Bank. If less than all the Global Deposit Notes with identical terms at any time outstanding are to be redeemed, the Global Deposit Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. The Issuing and Paying Agent shall promptly notify the Bank in writing of the Global Deposit Notes selected for redemption and, in the case of Global Deposit Notes selected for partial redemption, the principal amount thereof to be redeemed.























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        (iii)  Unless otherwise specified in the applicable Global Deposit
Note, notice of redemption shall be given by the Issuing and Paying Agent, at the Bank's expense, by first-class mail, postage prepaid, mailed not more than 60 nor less than 30 calendar days prior to the Redemption Date, to each Holder of such Global Deposit Note to be redeemed, at its address appearing in the Deposit Note Register. All notices of redemption shall identify the Global Deposit Notes to be redeemed (including CUSIP number) and shall state:
(i) the Redemption Date; (ii) the redemption price, which shall be determined in accordance with the terms of the Global Deposit Note (the "Redemption Price"), (iii) if less than all of the Global Deposit Notes at any time outstanding are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Global Deposit Notes to be redeemed; (iv) that on the Redemption Date the Redemption Price plus accrued interest, if any, to the Redemption Date will become due and payable with respect to each Global Deposit Note to be redeemed and that interest thereon will cease to accrue on and after said date; and (v) the place or places where such Global Deposit Notes are to be surrendered for payment.

         (iv) Notice of redemption having been given as described above, the Global Deposit Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price, and from and after such date such Global Deposit Notes shall cease to bear interest. Upon surrender of any such Global Deposit Notes for redemption in accordance with such notice, the Issuing and Paying Agent shall pay, and the Bank shall reimburse the Issuing and Paying Agent for, such Global Deposit Notes at the Redemption Price, together with unpaid interest accrued on such Global Deposit Notes at the applicable rate borne by such Global Deposit Notes to the Redemption Date.

          (v) Any Global Deposit Note which is to be redeemed only in part shall be surrendered to the Issuing and Paying Agent, and the Issuing and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Deposit Note, without service charge, a new Global Deposit Note or Global Deposit Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Global Deposit Note so surrendered.

         (vi) The Bank, in issuing the Global Deposit Notes may use "CUSIP" numbers and, if so, the Issuing and Paying Agent shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Global Deposit Notes or as






















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contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Global Deposit Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

          Section 14.  Repayment of Global Deposit Notes.

          (i) In order for any Global Deposit Note to be repaid in whole or in part at the option of the Holder thereof, such Global Deposit Note must be delivered by the Holder thereof, with the form entitled "Option to Elect Repayment" (set forth in such Global Deposit Note) duly completed, to the Issuing and Paying Agent at its offices located at the address set forth in
Section 20 hereof, or such other place or places of which the Bank shall from time to time notify the Holders of the Global Deposit Notes, not more than 60 nor less than 30 days prior to any date fixed for such repayment of such Global Deposit Notes (the "Optional Repayment Date").

         (ii) Upon surrender of any Global Deposit Note for repayment in accordance with the provisions set forth above, the Global Deposit Note to be repaid shall, on the Optional Repayment Date, become due and payable, and the Issuing and Paying Agent shall pay such Global Deposit Note on the Optional Repayment Date at a price equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.

        (iii)  If less than the entire principal amount of any Global Deposit
Note is to be repaid, the Holder thereof shall specify the portion thereof (which shall be in increments of $1,000) which such Holder elects to have repaid and shall surrender such Global Deposit Note to the Issuing and Paying Agent, and the Issuing and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Deposit Note, without service charge, a new Global Deposit Note or Global Deposit Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Global Deposit Note so surrendered and in such denominations as shall be specified by such Holder (which shall be $100,000 or an integral multiple of $1,000 in excess thereof).

          Section 15. Acceleration of Maturity. If an Event of Default (as defined in the applicable Global Deposit Note) with respect to a Deposit Note issued by the Bank shall occur, then the Holder of the applicable Deposit Note may declare the principal amount of, and accrued interest and premium, if any, on such Deposit Note due and payable by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. The Bank shall promptly notify, and provide copies of





















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any such notice to, the Issuing and Paying Agent, and the Issuing and Paying
Agent shall promptly mail by first-class mail, postage prepaid, copies of such notice to the Holders of the Deposit Notes upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default. Any Event of Default with respect to a Deposit Note may be waived by the Holder thereof.

          Section 16. Application of Funds; Return of Unclaimed Funds. Any monies paid by the Bank and held by the Issuing and Paying Agent in trust for payment of principal of, premium, if any, or interest on, any Global Deposit Notes that remain unclaimed for two years following the date on which such principal, premium or interest shall have become due and payable shall be returned to the Bank by the Issuing and Paying Agent and the Issuing and Paying Agent shall inform the Bank as to the specific Global Deposit Notes to which such monies related, and any Holder shall thereafter look, as an unsecured general creditor, only to the Bank for the payment thereof and all liability of the Issuing and Paying Agent with respect to such trust monies shall thereupon cease. Any funds deposited by the Bank with the Issuing and Paying Agent for the payment of principal of, premium, if any, or interest on, the Deposit Note shall be held in trust by the Issuing and Paying Agent for the payment of principal of, premium, if any, or interest on, the Deposit Note until paid or returned to the Bank.

          Section 17. Cancellation of Unissued Notes. Upon written request of the Bank, the Issuing and Paying Agent promptly shall cancel and return to the Bank all unissued Deposit Notes in its possession.

          Section 18. Liability. Neither the Issuing and Paying Agent nor its directors, officers, employees or agents shall be liable to the Bank for any act or omission hereunder except in the case of gross negligence or willful misconduct. The duties and obligations of the Issuing and Paying Agent, its directors, officers and employees shall be determined by the express provisions of this Agreement and no implied covenants shall be read into this Agreement against any of them. Notwithstanding any other provision elsewhere contained in this Agreement, the Issuing and Paying Agent is acting solely as agent of the Bank and does not assume any obligation or relationship of trust or agency for or with any Holders. Neither the Issuing and Paying Agent nor any of its directors, officers or employees shall be required to ascertain whether any issuance or sale of Deposit Notes (or any amendment or termination of this Agreement) has been duly authorized (provided that the Issuing and Paying Agent in good faith has determined that the facsimile or manual signature of the Authorized Representative or any person who has been designated by the Authorized Representative in writing to























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the Issuing and Paying Agent reasonably resembles the specimen signatures filed with the Issuing and Paying Agent) or is in compliance with any other agreement to which the Bank is a party (whether or not the Issuing and Paying Agent is also a party to such other agreement), and the Issuing and Paying Agent and each of its officers and employees shall be entitled to rely upon any instructions reasonably believed (in accordance with Section 3 hereof) by the Issuing and Paying Agent and its officers and employees to be given on behalf of the Bank by an Authorized Representative or by any person who has been designated by an Authorized Representative in writing to the Issuing and Paying Agent as a person authorized to give such instructions hereunder, whether or not in fact given by the Authorized Representative or such designated person. In no event shall the Issuing and Paying Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Issuing and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     The Issuing and Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Issuing and Paying Agent shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder. The Issuing and Paying Agent may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. The Issuing and Paying Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

          Section 19. Indemnification, Risk of Funds. The Bank shall indemnify and hold harmless the Issuing and Paying Agent, its directors, officers, employees and agents from and against all actions, claims, losses, damages, liabilities, losses and expenses (including reasonable legal fees and expenses) relating to or arising out of their actions or inactions taken or omitted to be taken by the Issuing and Paying Agent in good faith in connection with its performance under this Agreement including, but not limited to, any actions taken or omitted upon instructions by the Bank (in accordance with Section 3) or the issuance, delivery, payment or non-payment of any Deposit Note or interest thereon, or other receipt or other funds for the payment of the Deposit Notes or interest or premium thereon; provided, however, that the Issuing and Paying Agent shall be liable for any liabilities, losses, claims, damages, costs and expenses (including reasonable legal fees and expenses) caused by the gross negligence, bad faith or willful misconduct of its directors, officers, employees or agents. This indemnity shall survive the termination of this Agreement.

     No provision of this Agreement shall require the Issuing and Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Section 20. Compensation of the Issuing and Paying Agent. The Bank agrees to pay the compensation of the Issuing and Paying Agent, at such rates as shall be mutually agreed upon in writing between the Bank and the Issuing and Paying Agent from time to time. The Bank shall reimburse the Issuing and Paying Agent for all reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements and advances incurred or made by the Issuing and Paying Agent with respect to the Bank in accordance with any provisions of this Agreement, except any such expense, disbursement or advance proven to be attributable to the breach of this Agreement or the gross negligence, bad faith or willful misconduct of the Issuing and Paying Agent, upon receipt of such invoices as the Bank may reasonably require. The provisions of this Section 20 shall survive the termination of this Agreement.

          Section 21.  Notices.

          (i) All communications by or on behalf of the Bank relating to the issuance, transfer, exchange or payment of Deposit Notes or interest thereon shall be directed to the offices of the Issuing and Paying Agent located at 450 West 33rd Street, New York, New York 10001, Telecopy: (212) 971-3498,
Attention: Global Trust Securities Group, or to such other offices as the Issuing and Paying Agent shall specify in writing to the Bank. The Bank will send all Global Deposit Notes to be completed and delivered by the Issuing and Paying Agent to such offices or such other offices as the Issuing and Paying Agent shall specify in writing to the Bank.

         (ii) All other notices and communications hereunder shall be in writing and shall be addressed as follows:

          (a)  if to the Bank:

                    Capital One Bank
                    2980 Fairview Park Drive
                    Falls Church, Virginia  22042
                    Attention:  Treasurer
                    Telecopy:   [     ]

         (b)  if to the Issuing and Paying Agent:

                    Chemical Bank
                    450 West 33rd Street
                    New York, New York  10001
                    Attention:  Global Trust Securities Group
                    Telecopy:   (212) 946-3498

          Section 22. Resignation or Removal of Issuing and Paying Agent and Appointment of Successor Issuing and Paying Agent; Merger, Conversion and
Consolidation.   The Bank agrees, for the benefit of the Holders from time to time of the Deposit Notes, that there shall at all times be an Issuing and Paying Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision and examination by federal or state authority, until all the Global Deposit Notes authenticated and delivered hereunder (A) shall have been delivered to the Issuing and Paying Agent for cancellation or (B) shall have become due and payable and funds sufficient to pay the principal of, premium, if any, and interest on, the Global Deposit Notes shall have been made available for payment and either paid or returned to the Bank, whichever event occurs earlier. The foregoing capital and surplus requirements shall not be applicable if an affiliate of the Bank is appointed as successor Issuing and Paying Agent.

           The Issuing and Paying Agent may resign at any time as such agent upon written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than 90 days after the giving of such notice by the Issuing and Paying Agent to the Bank. The Issuing and Paying Agent may be removed at any time as such agent by the filing with it of an instrument in writing signed by a duly authorized officer of the Bank and specifying such removal and the date, which shall be at least 30 calendar days following receipt of such written notice, upon which it is intended to become effective. Any such resignation or removal shall take effect on the date of the appointment by the Bank of a successor issuing and paying agent and the acceptance of such appointment by such successor issuing and paying agent that qualifies as such under the first paragraph of this Section. In the event of the resignation or removal of the Issuing and Paying Agent, if a successor issuing and paying agent has not been appointed by the Bank within 90 calendar days after the giving of notice of resignation or within 30 calendar days after receipt of notice of removal, the Issuing and Paying Agent may, at the expense of the Bank, petition any court of competent jurisdiction for appointment of a successor Issuing and Paying Agent. Upon any such resignation or removal, the Issuing and Paying Agent shall transfer to the successor Issuing and Paying Agent (or, if none shall have been appointed, to the Bank) all monies held by the Issuing and Paying Agent on behalf of the Bank in respect of any Global Deposit Notes, any unissued Global Deposit Notes and all books and records or copies thereof related to Global Deposit Notes maintained by the Issuing and Paying Agent, including a copy of the Deposit Note Register. Any resignation or removal hereunder shall not affect the Issuing and Paying Agent's rights to the payment of fees earned or charges incurred through the effective date of such resignation or removal.

          Any corporation or bank into which the Issuing and Paying Agent hereunder may be merged or converted, or any corporation or bank with which the Issuing and Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Issuing and Paying Agent shall be a party, or any corporation or bank to which the Issuing and Paying Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Issuing and Paying Agent, provided that it shall be qualified under the first paragraph of this Section, shall be the successor Issuing and Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          Section 23. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto, Holders of Deposit Notes, and their successors and assigns, and nothing herein, express or implied, shall give to any other persons any benefits or any legal or equitable right, remedy or claim under or by virtue of this Agreement. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all the parties hereto.

          Section 24. Deposit Notes Held by the Issuing and Paying Agent. The Issuing and Paying Agent, in its individual or other capacity, may become the owner or pledgee of the Deposit Notes with the same rights it would have if it were not acting as an issuing and paying agent hereunder.

          Section 25. Amendment. This Agreement shall not be amended by any party hereto except in writing executed by the duly authorized officers of all parties.

          Section 26. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State, without regard to conflicts of laws principles.

          Section 27. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.


                    CAPITAL ONE BANK


                    By:
                       ------------------------------
                       Name:
                       Title:


                    Chemical Bank
                       as Issuing and Paying Agent


                    By:
                       ------------------------------
                       Name:
                       Title:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO CAPITAL ONE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS DEPOSIT NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS DEPOSIT NOTE MUST BE AN INSTITUTIONAL INVESTOR, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN $100,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS DEPOSIT NOTE AT ALL TIMES.

No. FXR-________
CUSIP NO.: _____                                                    REGISTERED

                               CAPITAL ONE BANK

                              GLOBAL DEPOSIT NOTE
                                 (Fixed Rate)


ORIGINAL ISSUE DATE:                    PRINCIPAL AMOUNT:

INTEREST RATE: ____%                    MATURITY DATE:

INTEREST PAYMENT DATE(S):               REGULAR RECORD DATES (FOR NOTES WITH
[ ] At Maturity only                    MATURITIES OF GREATER THAN ONE YEAR)
[ ] May 15 and November 15              (if other than May 1 or November 1
[ ] Other:                              prior to each Interest Payment Date):

INITIAL REDEMPTION                      INITIAL REDEMPTION
DATE:                                   PERCENTAGE:

ANNUAL REDEMPTION                       HOLDER'S OPTIONAL

PERCENTAGE REDUCTION:                   REPAYMENT DATE(S):

DAY COUNT CONVENTION
[  ]  30/360 FOR THE PERIOD FROM                  TO           .
[  ]  ACTUAL/360 FOR THE PERIOD FROM              TO           .
[  ]  ACTUAL/ACTUAL FOR THE PERIOD FROM           TO           .

ADDENDUM ATTACHED:                      ORIGINAL ISSUE DISCOUNT:
[  ]  Yes                               [  ] Yes
[  ]  No                                [  ] No
                                        Total Amount of OID:
DEFAULT RATE:  ___%                     Yield to Maturity:
                                        Initial Accrual Period:
OTHER PROVISIONS:

     Capital One Bank, a Virginia banking association (the "Bank"), in consideration of the receipt of a time deposit with the Bank, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ____________ ________________________________________________ United States Dollars on the
Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Note (or any predecessor Note) has been paid or duly provided for, semi-annually on May 15 and November 15 of each year (unless otherwise specified on the face hereof) (each, an "Interest Payment Date") and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be May 1 and November 1 (whether or not a Business Day (as defined below)), as the case may be, next preceding the applicable Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

     Payment of principal of, premium, if any, and interest on, this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent," which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York (the "Place of Payment"), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed Chemical Bank as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Securities Group. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

     THIS NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, CAPITAL ONE FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES OTHER THAN THE BANK.

     THE DEPOSIT EVIDENCED BY THIS NOTE RANKS PARI PASSU WITH ALL OTHER UNSECURED DEPOSIT LIABILITIES OF THE BANK. THE DEPOSIT EVIDENCED BY THIS NOTE MAY NOT BE WITHDRAWN PRIOR TO ITS MATURITY, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. THE DEPOSIT REPRESENTED BY THIS NOTE WILL NOT BE
AUTOMATICALLY RENEWED AT MATURITY, AND NO ADDITIONS MAY BE MADE TO SUCH DEPOSIT AT ANY TIME.

     BY ACCEPTING THE DEPOSIT EVIDENCED BY THIS NOTE, THE BANK HEREBY REPRESENTS THAT AS OF THE ORIGINAL ISSUE DATE IT IS "WELL CAPITALIZED" AS SUCH TERM IS DEFINED IN 12 C.F.R. 337, OR ANY AMENDMENTS OR REVISIONS TO SUCH REGULATION, AND THAT IT MEETS THE REQUIREMENTS OF 12 C.F.R. 330.12(b), INCLUDING EACH APPLICABLE

CAPITAL STANDARD REFERRED TO UNDER 12 C.F.R. 330.12(b)(1), AND DEPOSIT INSURANCE ON A "PASS THROUGH" BASIS IS AVAILABLE FOR CERTAIN EMPLOYEE BENEFIT PLANS PURCHASING THE DEPOSIT EVIDENCED BY THIS NOTE SUBJECT TO THE LIMITATIONS AND RESTRICTIONS (INCLUDING ANY APPLICABLE AGGREGATION RULES AND RECORDKEEPING REQUIREMENTS) SET FORTH UNDER 12 C.F.R. PART 330.

     Payment of principal of, premium, if any, and interest on, this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

     Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                         CAPITAL ONE BANK


                         By:
                             -----------------------------------
                                   Authorized Signatory
Dated:

ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Issuing and Paying Agency
Agreement.

CHEMICAL BANK
  as Issuing and Paying Agent


By:
    ---------------------
     Authorized Signatory

                                   [Reverse]


     This Note is one of a duly authorized issue of Deposit Notes of the Bank due from 30 days to 30 years from date of issue (the "Notes").

     Payments of interest hereon will include interest accrued to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on the Notes with maturities of greater than one year will be computed on the basis of a 360-day year of twelve 30-day
months.   Unless otherwise specified on the face hereof, interest on Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity to the person to whom principal shall be payable.

     Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

     If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment were due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. "Business Day" means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in the city in which the Bank is headquartered is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

     This Note will not be subject to any sinking fund. If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no

Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

     The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $100,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Securities Group, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

     If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Note shall terminate.

     In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

     No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Notes issued by the Bank when due;
(iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder hereof.

     The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

     Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

     Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

     The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York, herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes (in such capacity, the "Notes Registrar").

     The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

     No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Note. Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

     Prior to due presentment of this Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the

Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

     All notices to the Bank under this Note shall be in writing and addressed to the Bank, 2980 Fairview Park Drive, Falls Church, Virginia 22042,
Attention: Treasurer, or to such other address of the Bank as the Bank may notify the holders of the Notes.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN -  as joint tenants with right of
                    survivorship and not as tenants
                    in common

          UNIF GIFT MIN ACT -                Custodian
                              --------------           ---------
                                  (Cust)                (Minor)
                              under Uniform Gifts to Minors Act


                              ----------------------------------
                                           (State)

          Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sell(s),

assign(s) and transfer(s) unto _______________________________________________
______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                          ____________________________
                         /___________________________/

______________________________________________________________________________

______________________________________________________________________________
          (Please print or typewrite name and address, including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby

irrevocably constitutes and appoints__________________________________________

______________________________________________________________________________

______________________________________________________________________________

to transfer said Note on the books of the Issuing and Paying

Agent, with full power of substitution in the premises.


Dated:                          ---------------------------------
       ------------------       NOTICE:  The signature to this
                                assignment must correspond with
                                the name as written upon the face
                                of the within Note in every
                                particular, without alteration or
                                enlargement or any change
                                whatsoever.


- --------------------------------
     Signature Guarantee

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at ______________________________________________________________
_____________________________________________________________________________.
(Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Securities Group, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 days nor less than 30 days prior to the date of repayment, with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


$                                  ------------------------------
 ------------------------------    NOTICE:  The signature on this
Dated:                             "Option to Elect Repayment" form must
       ------------------------    correspond with the name as written upon
                                   the face of the within Note in every
                                   particular, without alteration or
                                   enlargement or any change whatsoever.


- --------------------------------
     Signature Guarantee

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO CAPITAL ONE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS DEPOSIT NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS DEPOSIT NOTE MUST BE AN INSTITUTIONAL INVESTOR, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN $100,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS DEPOSIT NOTE AT ALL TIMES.

No. FLR-_____                                                       REGISTERED
CUSIP NO.: _____

                               CAPITAL ONE BANK

                              GLOBAL DEPOSIT NOTE
                                (Floating Rate)


ORIGINAL ISSUE DATE:                    PRINCIPAL AMOUNT:

INITIAL INTEREST RATE:  _____%          MATURITY DATE:

INTEREST RATE                           INDEX MATURITY:
BASIS OR BASES:

     IF LIBOR:                          REGULAR RECORD
     [ ]  Libor Telerate                DATES (if other than the 15th day
     [ ]  Libor Reuters                  prior to each Interest Payment
                                         Date):

INDEX CURRENCY:

SPREAD (PLUS OR MINUS)                  MINIMUM INTEREST RATE:
AND/OR SPREAD MULTIPLIER:
                                        INTEREST PAYMENT PERIOD:
MAXIMUM INTEREST RATE:
                                        INTEREST RESET PERIOD:
INTEREST PAYMENT DATES:
                                        CALCULATION AGENT:
INITIAL INTEREST RESET DATE:
                                        ANNUAL REDEMPTION
INTEREST RESET DATES:                   PERCENTAGE REDUCTION:

INITIAL REDEMPTION DATE:                HOLDER'S OPTIONAL
                                        REPAYMENT DATE(S):
INITIAL REDEMPTION
PERCENTAGE:                             DAY COUNT CONVENTION
                                        [ ] 30/360 for the period
INTEREST CALCULATION:                       from __________ to __________.
[ ] Regular Floating Rate               [ ] Actual/360 for the
      Note                              period from _______ to _______.
[ ] Floating Rate/Fixed Rate            [ ] Actual/Actual for the
      Note                              period from __________ to
    Fixed Rate Commencement Date:           ____________.
    Fixed Interest Rate:
[ ] Inverse Floating Rate               ORIGINAL ISSUE DISCOUNT
      Note                              [ ] Yes
    Fixed Interest Rate:                [ ] No

ADDENDUM ATTACHED:                      Total Amount of OID:
[ ] Yes                                 Yield to Maturity:
[ ] No                                  Initial Accrual Period:

OTHER PROVISIONS:                       DEFAULT RATE:  ______%

     Capital One Bank, a Virginia banking association (the "Bank"), in consideration of the receipt of a time deposit with the Bank, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ ___________________________________________________________ United States
Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Note (or any predecessor Note) has been paid or duly provided for (each, an "Interest Payment Date"), on the Interest Payment Dates specified above and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be the 15th calendar day (whether or not a Business Day(as defined below)) prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

     Payment of principal of, premium, if any, and interest on, this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent," which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Note on behalf of the Bank and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York (the "Place of Payment"), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed Chemical Bank as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Securities Group. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement, and appoint a successor Issuing and Paying Agent.

     THIS NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, CAPITAL ONE FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES OTHER THAN THE BANK.

     THE DEPOSIT EVIDENCED BY THIS NOTE RANKS PARI PASSU WITH ALL OTHER UNSECURED DEPOSIT LIABILITIES OF THE BANK. THE DEPOSIT EVIDENCED BY THIS NOTE MAY NOT BE WITHDRAWN PRIOR TO ITS MATURITY, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. THE DEPOSIT REPRESENTED BY THIS NOTE WILL NOT BE
AUTOMATICALLY RENEWED AT MATURITY, AND NO ADDITIONS MAY BE MADE TO SUCH DEPOSIT AT ANY TIME.

     BY ACCEPTING THE DEPOSIT EVIDENCED BY THIS NOTE, THE BANK HEREBY REPRESENTS THAT AS OF THE ORIGINAL ISSUE DATE IT IS "WELL CAPITALIZED" AS SUCH TERM IS DEFINED IN 12 C.F.R. 337, OR ANY AMENDMENTS OR REVISIONS TO SUCH REGULATION, AND THAT IT MEETS THE REQUIREMENTS OF 12 C.F.R. 330.12(b), INCLUDING EACH APPLICABLE

CAPITAL STANDARD REFERRED TO UNDER 12 C.F.R. 330.12(b)(1), AND DEPOSIT INSURANCE ON A "PASS THROUGH" BASIS IS AVAILABLE FOR CERTAIN EMPLOYEE BENEFIT PLANS PURCHASING THE DEPOSIT EVIDENCED BY THIS NOTE SUBJECT TO THE LIMITATIONS AND RESTRICTIONS (INCLUDING ANY APPLICABLE AGGREGATION RULES AND RECORDKEEPING REQUIREMENTS) SET FORTH UNDER 12 C.F.R. PART 330.

     Payment of principal of, premium, if any, and interest on, this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

     Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


     IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

                         CAPITAL ONE BANK



                         By:
                             -----------------------------------
                                   Authorized Signatory


Dated:

ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Issuing and Paying Agency
Agreement.

CHEMICAL BANK
  as Issuing and Paying Agent


By:
    -----------------------------
          Authorized Signatory

                                   [Reverse]


     This Note is one of a duly authorized issue of Deposit Notes of the Bank due from 30 days to 30 years from date of issue (the "Notes").

     If any Interest Payment Date (other than an Interest Payment Date at the Maturity Date or date of earlier redemption or repayment of this Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as indicated on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof. If the Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

     This Note will not be subject to any sinking fund. If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

     The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $100,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Securities Group, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

     The interest rate borne by this Note shall be determined as follows:

1. If this Note is designated as a Regular Floating Rate Note on the face hereof or if no designation is made for Interest Calculation on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

          2. If this Note is designated as a Floating Rate/Fixed Rate Note on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof
     (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to the Maturity Date or date of earlier redemption or repayment shall be the Fixed Interest Rate, if such a rate is specified on the face hereof, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

          3. If this Note is designated as an Inverse Floating Rate Note on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest equal to the Fixed Interest Rate indicated on the face hereof minus the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon will not be less than zero percent. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

     Notwithstanding the foregoing, if this Note is designated on the face hereof as having an Addendum attached, this Note shall bear interest in accordance with the terms described in such Addendum.

     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

     Unless otherwise specified on the face hereof, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified on the face hereof, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.

     Unless otherwise specified on the face hereof, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified on the face hereof is "30/360" for the period specified thereunder, or by dividing the interest rate applicable to such day by 360 if the Day Count Convention specified on the face hereof is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified on the face hereof is "Actual/Actual" for the period specified thereunder. If interest on this Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof, the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

     Unless otherwise specified on the face hereof, the "Interest Determination Date" with respect to the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases as specified on the face hereof, the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined on such date, and the applicable interest rate shall take effect on the Interest Reset Date.

     Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank.

     All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655) and
9.876544% (or 0.09876544) would be rounded to 9.87654% (or 0.0987654)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     As used herein, "Business Day" means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in the city in which the Bank is headquartered is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if an Interest Rate Basis shown on the face hereof is LIBOR, is also a London Business Day.

     As used herein, unless otherwise specified on the face hereof, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     Determination of Commercial Paper Rate. If an Interest Rate Basis for this Note is the Commercial Paper Rate, as indicated on the face hereof, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in the weekly statistical release entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper". In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity shown on the face hereof as published in the daily statistical release entitled "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date shall be the rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

               Money Market Yield =   D x 360    x 100
                                    ------------
                                     360-(D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as indicated on the face hereof, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh

District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

     "Telerate Page 7058" means the display designated as page "7058" on the Dow Jones Telerate Service (or such other page as may replace the 7058 page on that service for the purpose of displaying the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District).

     Determination of Federal Funds Rate.  If an Interest Rate Basis for this
Note is the Federal Funds Rate, as indicated on the face hereof, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), as the rate on such date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date, as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged prior to 9:00 A.M., New York City time on such Federal Funds Rate Interest Determination Date by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if any of the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

     Determination of LIBOR. If an Interest Rate Basis for this Note is LIBOR, as indicated on the face hereof, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

          (a) With respect to any LIBOR Interest Determination Date, LIBOR will be, as specified on the face hereof, either: (i) the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 A.M., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate") or
     (ii) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Telerate nor LIBOR Reuters is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If no rate appears on the Telerate Page 3750, or if fewer than two offered rates appear on the Reuters Screen LIBO Page, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.

          (b) With respect to a LIBOR Interest Determination Date on which no rate appears on Telerate Page 3750, as specified in (a)(i) above, or on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in (a)(ii) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated on the face hereof, are offered at approximately 11:00 A.M., London time, on that LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent ("Reference Banks") to prime banks in the

     London interbank market commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on that LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the rate of LIBOR in effect on such date.

     Determination of Prime Rate. If an Interest Rate Basis for this Note is the Prime Rate, as indicated on the face hereof, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan". If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination

Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four major money center banks provide such quotations, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of four prime rates, quoted on the basis of the actual number of days in the year divided by a 360-day year, as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided quotations and as many substitute banks or trust companies as is necessary in order to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any state thereof, each having total equity capital of at least U.S. $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

     Determination of Treasury Rate. If an Interest Rate Basis for this Note is the Treasury Rate, as specified on the face hereof, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, as such rate is published in H.15(519) under the heading "Treasury Bills -- auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date shall be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     Any provision contained herein, including the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the interest rate applicable to this Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. Unless otherwise specified on the face hereof, Chemical Bank will be the Calculation Agent.

     At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

     If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Note shall terminate.

     In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same

(without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

     No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Notes issued by the Bank when due;
(iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder hereof.

     The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

     Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

     Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution hereof or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

     The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York, herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes.

     The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Note in

U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

     No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

      Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Note. Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

     Prior to due presentment of this Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

     All notices to the Bank under this Note shall be in writing and addressed to the Bank, 2980 Fairview Park Drive, Falls Church, Virginia 22042,
Attention: Treasurer, or to such other address of the Bank as the Bank may notify the holders of the Notes.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN -  as joint tenants with right of
                    survivorship and not as tenants
                    in common

          UNIF GIFT MIN ACT -            Custodian
                              ----------           ---------
                                (Cust)              (Minor)
                              under Uniform Gifts to Minors Act


                              ----------------------------------
                                          (State)

          Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sell(s),

assign(s) and transfer(s) unto _______________________________________________

______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                          ____________________________
                         /___________________________/
______________________________________________________________________________

______________________________________________________________________________
                 (Please print or typewrite name and address,
                    including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby

irrevocably constitutes and appoints__________________________________________

______________________________________________________________________________

______________________________________________________________________________
to transfer said Note on the books of the Issuing and Paying

Agent, with full power of substitution in the premises.


Dated:                        ----------------------------------------------
      ------------------           NOTICE:  The signature to this assignment
                                   must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.



- --------------------------------
     Signature Guarantee

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at ______________________________________________________________
______________________________________________________________________________.
       (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Securities Group, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 days nor less than 30 days prior to the date of repayment, with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


$                                  ------------------------------
 ------------------------------    NOTICE:  The signature on this
Dated:                             "Option to Elect Repayment" form must
       ------------------------    correspond with the name as written upon
                                   the face of the within Note in every
                                   particular, without alteration or
                                   enlargement or any change whatsoever.


- --------------------------------
     Signature Guarantee